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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 9, 2006

                                 PERRIGO COMPANY
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             (Exact name of registrant as specified in its charter)

              MICHIGAN                  0-19725            38-2799573
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    (State of other Jurisdiction      (Commission         (IRS Employer
       of Incorporation)              File Number)     Identification No.)

          515 Eastern Avenue, Allegan, Michigan                49010
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        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (269) 673-8451

                                 Not Applicable
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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On August 9, 2006, the Perrigo Company released earnings for the fourth quarter and fiscal year 2006.

The earnings release contains non-GAAP measures which are defined as a financial measure of the Company's performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in the financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP). Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for gross profit, operating income, net income and earnings per share within its earnings release to the most directly comparable GAAP measure for these non-GAAP measures.

The Company excludes the items listed below in the applicable fiscal year when monitoring and evaluating the on-going financial results and trends of its business due to the non-recurring nature of these items. The Company believes this information is also useful for investors since excluding these non-recurring items provides important insight into the Company's on-going operations.

Items excluded from reported results:

     Fiscal 2006
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     -    A write-off of the step-up in value of inventory acquired
     -    A gain on the sale of an equity investment
     -    A restructuring charge for asset impairments

     Fiscal 2005
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     -    A write-off of the step-up in value of inventory acquired
     -    A lawsuit settlement charge
     - A restructuring charge for organizational improvements and asset impairments
     -    A write-off of in-process research and development
     -    A charge for certain acquisition costs

The press release related to Perrigo's earnings is attached as Exhibit 99.

The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
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(d)      Exhibits

         99.1 Press release issued by Perrigo Company on August 9, 2006, furnished solely pursuant to item 2.02 of Form 8-K.

                                   SIGNATURES
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Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PERRIGO COMPANY
                                             (Registrant)

                                             By: /s/Judy L. Brown
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Dated: August 9, 2006                            Judy L. Brown
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Accounting and
                                                 Financial Officer)

                                  Exhibit Index

         Exhibit 99.1 - Press Release issued by Perrigo Company on August 9, 2006, furnished solely pursuant to Item 2.02 of Form 8-K.